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                                                                EXHIBIT 10.32


                             FIRST AMENDMENT TO THE
                              EMPLOYMENT AGREEMENT
                                    BETWEEN
                        DAILEY PETROLEUM SERVICES CORP.
                             AND JOHN E. BLACKLAWS


        AGREEMENT entered into this 17th day of February, 1997, by and between Dailey Petroleum Services Corp., a Delaware Corporation ("Employer"), and John
E. Blacklaws ("Employee").

        WHEREAS, Employer and Employee are parties to that certain employment agreement dated June 25, 1996, ("Agreement").

        WHEREAS, the parties desire to amend the terms of the Agreement to the set forth herein;

        NOW THEREFORE, Employer and Employee, in consideration of the premises and mutual agreements herein contained, do hereby agree as follows;

        1. PRINCIPAL DUTIES. Employee's employment hereunder shall be in the capacity of President-Manufacturing Services Division. In such capacity, Employee shall perform the duties which he is currently responsible as an Employee of Employer. In addition, Employee shall perform other duties as may from time to time be prescribed by Employer's Board of Directors or senior management and which are reasonably related or incidental to the capacity in which Employee serves Employer. Employee shall perform his duties hereunder in accordance with any lawful instructions, rules, regulations or policies made or adopted by Employer's Board of Directors, including those applicable to Employer's employees generally. During the Employment Period, Employee shall devote his full time, and best efforts and skills to the business and interests of Employer during Employer's normal working hours, do his utmost to further enhance and develop Employer's best interests and welfare, and endeavor to improve his ability and knowledge of Employer's business, particularly as it relates to his duties hereunder, in an effort to increase the value of his services for the mutual benefit of the parties hereto. At all times during the term of this Agreement, Employee shall project a positive and professional image on behalf of Employer.

        2. Employee and Employer agree, ratify and confirm that the Agreement, as amended hereby, remains in full force and effect, and constitutes a valid, binding and enforceable agreement in all respects.

        3. This First Amendment shall be effective the date first above written. To the extent that the terms of this First Amendment conflict with terms of the Agreement, the terms of the First Amendment shall control.
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        IN WITNESS HEREOF, the parties have executed this Agreement through their duly authorized officers as of the date set forth on the first page hereof.

                                        EMPLOYER:

                                        DAILEY PETROLEUM SERVICES CORP.

                                        By: /s/ JAMES J. PERCLE
                                            ------------------------------
                                        Name:   James J. Percle
                                        Title:  Chief Operating Officer

                                        Address:        One Lawrence Center
                                                        P.O. Box 1863
                                                        2507 North Frazier
                                                        Conroe, Texas 77305

                                        EMPLOYEE:

                                        /s/ JOHN E. BLACKLAWS
                                        -------------------------------
                                        Name: John E. Blacklaws
                                        Address:

                                        12000 Sawmill Number 1013
                                        -------------------------------
                                        The Woodlands, TX 77380
                                        -------------------------------

                            EMPLOYER ACKNOWLEDGEMENT

STATE OF TEXAS          )
                        )
COUNTY OF MONTGOMERY    )

        Before me, the undersigned authority, on this date personally appeared James J. Percle, Chief Operating Officer, of Dailey Petroleum Services Corp., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

Given under my hand and seal this 17th day of February, 1997.

------------------------                  /s/ VIOLET M. DAY
         [SEAL]                           -----------------------------------
     VIOLET M. DAY                        Notary Public in and for
 MY COMMISSION EXPIRES                    The State of Texas
    OCTOBER 12, 1999
------------------------                  My Commission Expires: 10/12/99
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                            EMPLOYEE ACKNOWLEDGEMENT

STATE OF TEXAS        )
                      )
COUNTY OF MONTGOMERY  )

        Before me, the undersigned authority, on this date personally appeared John E. Blacklaws, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal this 17th day of February, 1997.


------------------------                  /s/ VIOLET M. DAY
         [SEAL]                           -----------------------------------
     VIOLET M. DAY                        Notary Public in and for
 MY COMMISSION EXPIRES                    The State of Texas
    OCTOBER 12, 1999
------------------------                  My Commission Expires: 10/12/99